EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

10.1	Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 12, 2003. Commission File No. 033-87374.

10.2	First Amendment to the Pooling and Servicing Agreement dated as of September 12, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.103 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.3	Second Amendment to the Pooling and Servicing Agreement dated as of March 27, 1996, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.104 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.4	Third Amendment to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.105 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.5	Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Securities Corporation’s Form S-3/A dated and filed June 12, 2000. Commission File No. 333-32960.

10.6	Fifth Amendment to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Trust’s Form 8-K dated July 13, 2000 and filed July 14, 2000. Commission File No. 033-36767-03.

10.7	Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust’s Form S-3/A dated and filed December 23, 2003. Commission File No. 333-104639-01.

10.8	Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.9	Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 4, 2003. Commission File No. 033-87374.

10.10	Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-VFC Certificateholders. Filed as Exhibit 10.71 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.11	Amendment No. 1 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 22, 2003, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.72 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.12	Certificate Purchase Agreement, dated as of January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser. Filed as Exhibit 1.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed February 24, 2000. Commission File No. 033-87374.

10.13	Extension to the Certificate Purchase Agreement, dated as of January 25, 2001, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 10.106 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.14	Extension and Amendment to the Certificate Purchase Agreement, dated as of January 23, 2002, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 10.107 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.15	First Amendment to the Certificate Purchase Agreement, dated as of January 27, 2003, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as Administrative Agent for the Purchasers and as a Committed Purchaser. Filed as Exhibit 10.108 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.16	Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.73 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.17	Extension to Amended and Restated Certificate Purchase Agreement, dated as of December 19, 2005, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.109 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.18	Amendment dated October 31, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.132 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.19	Amendment, Wavier and Extension dated March 24, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.133 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.20	Amendment, Waiver and Extension to Amended and Restated Certificate Purchase Agreement, dated as of May 26, 2006, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.110 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.21	Amendment, Waiver and Extension to Amended and Restated Certificate Purchase Agreement, dated as of January 31, 2007, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.111 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.22	Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Chase Manhattan Bank USA, N.A. as Master Owner Trust Trustee. Filed as Exhibit 4.5 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.23	Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Notes Master Owner Trust, as Issuer and the Bank of New York, as Indenture Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.24	Series 2005-1 Indenture Supplement to the Indenture, dated as of February 28, 2005, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated March 3, 2005 and filed March 4, 2005. Commission File No. 333-104639-01.

10.25	Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.112 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.26	Amendment No. 1 to Receivables Purchase Agreement, dated as of March 31, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.123 to Navistar Financial Corporation’s Form 10-K dated and December 10, 2007. Commission File No. 001-04146.

10.27	Amendment No. 2 to Receivables Purchase Agreement, dated as of August 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.124 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.28	Amendment No. 3 to Receivables Purchase Agreement, dated as of August 11, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.125 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.29	Amendment No. 4 to Receivables Purchase Agreement, dated as of August 10, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (as successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.128 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.30	Amendment No. 5 to Receivables Purchase Agreement, dated as of August 15, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (as successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.135 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.31	Waiver No. 1 to Receivables Purchase Agreement, dated as of January 28, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.114 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.32	Waiver No. 2 to Receivables Purchase Agreement, dated as of March 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.115 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.33	Waiver No. 3 to Receivables Purchase Agreement, dated as of April 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.116 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.34	Waiver No. 4 to Receivables Purchase Agreement, dated as of July 20, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.117 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.35	Waiver No. 5 to Receivables Purchase Agreement, dated as of January 17, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.118 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.36	Waiver No. 6 to Receivables Purchase Agreement, dated as of March 21, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.119 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.37	Waiver No. 7 to Receivables Purchase Agreement, dated as of January 31, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.120 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.38	Receivables Sale Agreement, dated as of April 8, 2004, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.113 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.39	Waiver No. 1 to Receivables Sale Agreement, dated as of March 21, 2006, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.121 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.40	Waiver No. 2 to Receivables Sale Agreement, dated as of January 31, 2007, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.122 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

*10.41	Navistar International Corporation 1988 Non-Employee Director Stock Option Plan amended as of March 20, 1996. Filed as Exhibit 10.19 to Form 10-K for the period ended October 31, 1997, which was dated and filed December 22, 1997. Commission File No. 001-09618.

*10.42	Navistar International Corporation 1994 Performance Incentive Plan, as amended. Filed as Exhibit 10.31 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 001-09618.

*10.43	Navistar International Corporation 1998 Supplemental Stock Plan, as amended and supplemented by the Restoration Stock Option Program. Filed as Exhibit 10.32 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002 Commission File No. 1-9618.

*10.44	Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated September 1, 2004. Filed as Exhibited 99.1 to Form 8-K dated and filed August 31, 2004. Commission File No. 1-9618.

*10.45	Navistar International Corporation 1998 Non-Employee Director Stock Option Plan, as amended. Filed as Exhibit 10.1 to Form S-8 dated April 19, 2002 and filed April 23, 2002. Registration No. 333-86754.

*10.46	Navistar International Corporation 1998 Interim Stock Plan. Filed as Exhibit 10.21 to Form 10-Q for the period ended April 30, 1998, which was dated and filed June 12, 1998. Commission File No. 001-09618.

*10.47	Board of Directors resolution amending the 1994 Performance Incentive Plan, the 1998 Supplemental Stock Plan and the 1998 Non-Employee Director Stock Option Plan to prohibit the repricing and discounting of options. Filed as Exhibit 10.36 to Form 10-K for the period ended October 31, 2003, which was dated December 18, 2003 and filed December 19, 2003. Commission File No. 001-09618.

*10.48	Board of Directors resolution terminating the 1998 Non-Employee Directors Plan. Filed as Exhibit 10.39 to Form 10-Q for the period ended April 30, 2004, which was dated and filed June 9, 2004. Commission File No. 001-09618.

*10.49	Navistar International Corporation 2004 Performance Incentive Plan, as amended and restated as of February 15, 2005. Filed as Appendix A to Proxy Statement dated and filed February 23, 2005. Commission File No. 001-09618.

*10.50	Form of Incentive Stock Option Award Agreement. Filed as Exhibit 10.45 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.51	Form of Supplement to Incentive Stock Option Award Agreement. Filed as Exhibit 10.46 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.52	Form of Non-Qualified Incentive Stock Option Award Agreement. Filed as Exhibit 10.47 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.53	Form of Supplement to Non-Qualified Stock Option Award Agreement. Filed as Exhibit 10.48 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.54	Form of Restoration Stock Option Award Agreement. Filed as Exhibit 10.49 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.55	Form of Supplement to Restoration Stock Option Award Agreement. Filed as Exhibit 10.50 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.56	Form of Non-Employee Director Award Agreement. Filed as Exhibit 10.51 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.57	Form of Supplement to Non-Employee Director Award Agreement. Filed as Exhibit 10.52 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.58	Form of Restricted Stock Award Agreement. Filed as Exhibit 10.53 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.59	Form of Premium Share Unit Award Agreement. Filed as Exhibit 10.54 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.60	Form of Deferred Share Unit Award Agreement. Filed as Exhibit 10.55 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.61	Navistar International Corporation’s offer of employment to William Caton, a new executive officer of the company, which contains the terms and conditions of certain compensation awards. Filed as Exhibit 10.1 to Form 8-K dated and filed October 4, 2005. Commission File No. 001-09618.

*10.62	Navistar International Corporation Non-Employee Director’s Deferred Fee Plan, as amended and restated January 1, 2005. Filed as Exhibit 10.65 to Form 8-K dated and filed December 16, 2005. Commission File No. 001-09618.

10.63	Credit Agreement dated February 22, 2006 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse, as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 99(B)(1) to Form SC TO-I filed February 24, 2006. Commission File No. 005-39182. Please note this credit agreement is no longer in effect and has been refinanced with the credit agreement reference in 10.66 below.

10.64	Amendment No 1. dated August 2, 2006 to that certain Credit Agreement dated February 22, 2006 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse, as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 99(B)(2) to Form SC TO-I/A filed August 3, 2006. Commission File No. 005-39182. Please note this credit agreement is no longer in effect and has been refinanced with the credit agreement reference in 10.66 below.

*10.65	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2007 for named executive officers. Filed as Exhibit 10.57 to Form 8-K dated and filed October 24, 2006. Commission File No. 001-09618.

10.66	Credit Agreement dated January 19, 2007 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 10.59 to Form 8-K/A dated and filed January 25, 2007. Commission File No. 001-09618.

*10.67	Board of Directors resolution approving an amendment to Navistar International Corporation’s Amended and Restated Executive Stock Ownership Program dated September 1, 2004 to toll the time period in which a participant has for meeting the stock ownership requirements of, and ability to earn premium shares under, the program. Filed as Exhibit 10.68 to Form 8-K dated and filed February 26, 2007. Commission File No. 001-09618.

*10.68 &10.69	Compensation Committee and Board of Directors resolutions approving certain technical amendments to our 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan, 1998 Interim Stock Plan, 1998 Non-Employee Directors Stock Option Plan and 2004 Performance Incentive Plan. Filed as Exhibits 10.69 and 10.70 to Form 8-K dated and filed April 20, 2007. Commission File No. 001-09618.

*10.70 &10.71	Compensation Committee and Board of Directors resolutions approving certain change of control amendments to our &10.71 2004 Performance Incentive Plan, 1998 Non-Employee Directors Stock Option Plan, 1988 Non-Employee Directors Stock Option Plan, 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan and 1998 Interim Stock Plan. Filed as Exhibits 10.72 and 10.73 to Form 8-K dated and filed June 22, 2007. Commission File No. 001-09618.

10.72	Amended and Restated Credit Agreement dated July 1, 2005 among Navistar Financial Corporation, Arrendadora Financiera Navistar, S.A. De C.V., Servicios Financieros Navistar, S.A. De C.V. and Navistar Comercial, S.A. De C.V., as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as the Syndication Agent, the Bank of Nova Scotia, as Documentation Agent, J.P Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers and the lenders party thereto. Filed as Exhibit 10.01 to Navistar Financial Corporation’s Form 8-K dated and filed September 1, 2005. Commission File No. 001-04146.

10.73	Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 10.02 to Navistar Financial Corporation’s Form 8-K dated and filed July 1, 2005. Commission File No. 001-04146.

10.74	First Waiver and Consent dated January 17, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 99.1 to Navistar Financial Corporation’s Form 8-K dated and filed March 8, 2006. Commission File No. 001-04146.

10.75	Second Waiver and Consent dated March 2, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 99.2 to Navistar Financial Corporation’s Form 8-K dated and filed March 8, 2006. Commission File No. 001-04146.

10.76	Third Waiver and Consent dated November 16, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed November 20, 2006. Commission File No. 001-04146.

10.77	First Amendment dated March 28, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated March 28, 2007 and filed April 3, 2007. Commission File No. 001-04146.

10.78	ABL Credit Agreement dated June 15, 2007 among Navistar, Inc. and four of its other manufacturing subsidiaries, namely, IC Corporation, IC of Oklahoma, LLC, SST Truck Company LP and Navistar Diesel of Alabama, LLC, the lenders thereto, Credit Suisse, as administrative agent, Bank of America, N.A., as collateral agent, Banc of America Securities LLC and JPMorgan Chase Bank, N.A., as co-syndication agents, General Electric Capital Corporation and Wachovia Capital Finance Corporation (Central), as co-documentation agents, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. as joint lead bookrunners, and Credit Suisse Securities (USA) LLC and Banc of America Securities LLC, as joint lead arrangers. Filed as Exhibit 10.71 to Form 8-K dated and filed June 19, 2007. Commission File No. 001-09618.

10.79	Second Amendment and Fourth Waiver dated October 23, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed October 23, 2007. Commission File No. 001-04146.

*10.80	Compensation Committee of the Board of Directors resolution recommending the appointment of Mr. William A. Caton as Executive Vice President and Chief Financial Officer of the company, increasing his annual base salary by $95,000 to $625,000, authorizing the award of a discretionary cash bonus in an amount not to exceed $200,000 and providing Mr. Caton certain other benefits commensurate with his Chief Financial Officer position. Filed as Exhibit 10.101 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

*10.81	Board of Directors resolutions (i) providing for a cash payment in the amount of $43,200 to each non-employee director in lieu of the 2006 annual grant to each director of 4,000 shares of company common stock as part of the company’s overall director compensation, (ii) suspending the requirement that each director receive at least one-fourth of their annual retainer in the form of restricted stock during such period in which Regulation BTR applies (accordingly, each director will receive the entire annual retainer of $60,000 in four equal quarterly cash payments), and (iii) suspending for calendar year 2007 each director’s ability to elect to receive stock in lieu of a cash payment in accordance with the Non-Employee Directors Deferred Fee Plan. Filed as Exhibit 10.102 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

*10.82	Agreement between Navistar International Corporation and Mr. John Correnti (a director of the company) to cancel the extension of the expiration date of an option to purchase 2,000 shares of NIC Common Stock as previously disclosed on Form 8-K dated October 23, 2006. Please refer to our Form 8-K dated and filed April 20, 2007 for more information on this subject. Commission File No. 001-09618. Filed as Exhibit 10.103 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

10.83	Amended and Restated Parents’ Side Agreement dated July 1, 2005 among Navistar International Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders indicated therein in respect of Navistar Financial Corporation’s Amended and Restated Credit Agreement dated July 1, 2005. Filed as Exhibit 10.104 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

10.84	Amended and Restated Parent Guarantee dated July 1, 2005 among Navistar International Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders indicated therein in respect of Navistar Financial Corporation’s Amended and Restated Credit Agreement dated July 1, 2005. Filed as Exhibit 10.105 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

*10.85	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2008 for named executive officers. Filed as Exhibit 10.106 to Form 8-K dated and filed December 14, 2007. Commission File No. 001-09618.

*10.86	Form of revised Executive Severance Agreement which is executed with all executive officers dated December 31, 2007. Filed as Exhibit 10.107 to Form 8-K dated and filed December 14, 2007. Commission File No. 001-09618.

10.87	Fifth Waiver dated November 28, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.88	Amendment, Waiver and Extension dated December 7, 2007 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corporation), as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.6 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.89	Wavier No. 3 dated October 23, 2007 to the Receivables Sale Agreement dated as of April 8, 2004, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.151 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.90	Waiver No. 8 dated October 23, 2007 to Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.150 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.91	Wavier No. 4 dated November 28, 2007 to the Receivables Sale Agreement dated as of April 8, 2004, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.11 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.92	Waiver No. 9 dated November 28, 2007 to Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.11 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146

The following documents of Navistar International Corporation and its affiliates are filed herewith:

*10.93	Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007.

*10.94	Board of Directors resolution approving an additional retainer for the lead director of the Board of Directors.

*	Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).